Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of CareFusion Corporation (the “Company”) on Form 10-K for the fiscal year ended June 30, 2009 (the “Report”), David L. Schlotterbeck, Chief Executive Officer of the Company, and Edward Borkowski, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 15, 2009	/s/ David L. Schlotterbeck
David L. Schlotterbeck
Chief Executive Officer and Chairman of the Board

Dated: September 15, 2009	/s/ Edward Borkowski
Edward Borkowski
Chief Financial Officer